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                                                                   Exhibit 10.3


                                                            As of March 31, 1999



Lexington Components, Inc.
767 Third Avenue
New York, New York 10017

                  Re: Amendment to Financing Agreements
                      ---------------------------------

Gentlemen:

         Reference is made to certain financing agreements dated January 11, 1990 between Lexington Components, Inc. ("LCI") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

         In connection with the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below:

         1. DEFINITIONS:

            (a) The definition of "Term Loans" contained in the letter agreement re: Amendment to Financing Agreements, dated January 31, 1995, between LCI and Congress (the "January 1995 Amendment"), as amended by the letter agreement re:
Amendment to Financing Agreements, dated March 11, 1997, between LCI and Congress, and the letter agreement re: Amendment to Financing Agreements, dated January 28, 1999, between LCI and Congress, is hereby further amended to mean and include all term loans now outstanding or hereafter made by Congress to LCI, including, without limitation, the term loan made by Congress to LCI evidenced by the March 1999 Additional LCI Term Note (as defined below) and any and all New Equipment Term Notes heretofore or hereafter executed by LCI, as any such notes may hereafter be amended, renewed, extended, restated or replaced.

            (b) Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement and the other Financing Agreements.

         2. ADDITIONAL TERM LOAN. In order to evidence an additional one-time advance to LCI (the "March 1999 Additional LCI Term Loan"), which shall be made upon the effective date hereof, LCI is executing and delivering to Congress a Term Promissory Note in the principal amount of $1,650,000 (the "March 1999 Additional LCI Term Note"). The Obligations evidenced by

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the March 1999 Additional LCI Term Note shall be payable, including interest and other amounts, as provided therein and, to the extent not inconsistent with the terms of the March 1999 Additional LCI Term Note, as provided in the other Financing Agreements, and shall be secured by all Collateral.

         3. MAXIMUM AMOUNT OF TERM LOANS. The aggregate principal amount of all Term Loans and all "Term Loans" made to LPC (as defined in the "LPC Financing Agreements", as hereinafter defined), at any one time outstanding, shall not exceed the amount of $31,000,000.

         4. LCI NAME CHANGE:

            (a) Congress hereby waives any requirement of prior notice with respect to the proposed corporate name change from Lexington Components, Inc. to Lexington Rubber Group, Inc. (the "LCI Name Change"); PROVIDED, THAT, LPC or LCI notifies Congress within three (3) days of the date of the effectiveness of the LCI Name Change (the "LCI Name Change Date").

            (b) LCI hereby acknowledges that as of the LCI Name Change Date, LCI shall have changed its name from Lexington Components, Inc. to Lexington Rubber Group, Inc. ("LRG"). Accordingly, the parties agree that, as of the LCI Name Change Date, any and all references to Lexington Components, Inc. or LCI contained anywhere in the Financing Agreements (including the use of the letters "LCI" as part of other defined terms) shall be deemed amended to mean and refer to LRG.

         5. FEE. LCI shall pay to Congress a facility amendment fee in the amount of $36,000, payable simultaneously with the execution hereof, which fee is fully earned as of the date hereof.

         6. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LCI to Congress pursuant to the Financing Agreements, LCI hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

            (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment.

            (b) Within seven (7) days following the LCI Name Change Date, LCI shall deliver to Congress a true copy of the amendment to the certificate of incorporation of LCI as certified and issued by the Secretary of State of the State of Delaware,


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evidencing the name change of Lexington Components, Inc. to Lexington Rubber
Group, Inc.

            (c) As soon as practicable following the LCI Name Change Date, LCI shall deliver copies of related certifications of name change and/or applications for change of name filed with the Department of State of each state where LCI is qualified to do business as a foreign corporation.

            (d) As soon as practicable following the LCI Name Change Date and the delivery of UCC-3 amendments to LCI by Congress, LCI shall execute and deliver to Congress, such UCC-3 amendments evidencing the LCI Name Change, to be filed with respect to each financing statement currently filed against LCI, as debtor in favor of Congress, as secured party.

            (e) This Amendment and each instrument required to be executed and delivered by LCI hereunder, has been duly executed and delivered by LCI and is in full force and effect as of the date hereof, and the agreements and obligations of LCI contained herein and therein constitute the legal, valid and binding obligations of LCI enforceable against LCI in accordance with their terms.

         7. USE OF PROCEEDS. The proceeds of the March 1999 Additional LCI Term Loan to be made by Congress hereof shall be credited to LCI's Revolving Loan account maintained by Congress under the Financing Agreements.

         8. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. Anything contained in this Amendment to the contrary notwithstanding, the terms and provisions of this Amendment shall only become effective upon the satisfaction of the following additional conditions precedent:

            (a) Congress shall have received an executed original or executed original counterparts (as the case may be) of this Amendment together with the following, each of which shall be in form and substance satisfactory to
Congress:

                           (i)      the March 1999 Additional LCI Term Note;

                           (ii) certified resolutions of the Board of Directors of LCI duly authorizing the execution and delivery of this Amendment and the instruments and transactions hereunder; and

                           (iii) an Amendment between LPC and Congress with respect to the LPC Financing Agreements and the documents and instruments required thereunder and the satisfaction of all


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                                    conditions precedent to the effectiveness
                                    thereof.

            (b) All representations and warranties contained herein, in the Accounts Agreement and in the other Financing Agreements shall be true and correct in all material respects; and

            (c) No Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.

         9. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof and no existing defaults or Events of Default have been waived in connection herewith. To the extent of conflict between the terms of this Amendment and the Accounts Agreement or any of the other Financing Agreements, the terms of this Amendment control.

         10. FURTHER ASSURANCES. LCI shall execute and deliver such additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment, including, but not in limitation, the following:

            (a) At Congress' request, LCI shall execute and deliver to Congress such mortgage modification agreements or similar agreements with respect to any and all properties of LCI which are encumbered by a mortgage or deed of trust, as the case may be, in favor of Congress, to expressly secure, without limitation, the notes evidencing the then current Term Loans and other Financing Agreements evidencing the Obligations (it being agreed that the absence of such agreement shall not deprive Congress of the benefit of the liens held by Congress on the real property covered by such mortgages or deeds of trust, which shall continue to secure all Obligations); and

            (b) In connection with such agreements under Section 10(a) of the Amendment, LCI shall arrange for the delivery to Congress, at LCI's expense, of an updated title insurance policy and necessary endorsements thereto in favor of Congress, in form and substance satisfactory to Congress, for each property that is subject to such agreements.

         11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.


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         By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION

                                        By:     Herbert C. Korn
                                           ------------------------------------

                                        Title:  Assistant Vice President
                                              ---------------------------------


AGREED AND ACCEPTED:

LEXINGTON COMPONENTS, INC.

By:     Warren Delano
   --------------------------

Title:  President
       ----------------------


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                                     CONSENT
                                     -------


         The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON COMPONENTS, INC. to CONGRESS FINANCIAL CORPORATION, including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                        LEXINGTON PRECISION CORPORATION

                                        By:     Warren Delano
                                           -----------------------------------

                                        Title:  President
                                              --------------------------------








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